EXHIBIT 10.72



Addendum to "Extension of Maturity of Promissory Note and Modification of Subscription and Warrant Purchase Agreement" dated May 7, 2003 between UltraStrip Systems, Inc. and Eugene C. Rainis, in the amount of $125,000.00


Whereas on September 26, 2003, the outstanding principal balance on the promissory note extension referenced above is $125,000.00, UltraStrip Systems, Inc. ("Maker") and Eugene C. Rainis ("Holder") hereby agree to amend the promissory note referenced above as follows:


         - The exercise price of the additional 10,000 warrants issued as interest is changed from $0.07 to $0.93.


         - The expiration date of the warrants is corrected from July 7, 2023 to May 7, 2023.



Date:    September 26, 2003


Lender:                                           UltraStrip Systems, Inc.


-----------------------                           By:
Eugene C. Rainis                                      -----------------------

                                                  Its:
                                                      ----------------------